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                                                                    EXHIBIT 99.1

PRESS RELEASE                          FOR MORE INFORMATION CONTACT:
FOR IMMEDIATE RELEASE                  Nils Erdmann      Investor Relations
                                                         Pixar Animation Studios
                                                         (510) 752-3374

                                       John Buckley      Brainerd Communicators
                                                         (212) 986-6667



                  PIXAR REPORTS FIRST QUARTER FINANCIAL RESULTS

     EMERYVILLE, CA - (May 6, 2004) Pixar Animation Studios (Nasdaq: PIXR) today announced financial results for its fiscal first quarter ended April 3, 2004. For the quarter, Pixar earned $26.7 million or $0.46 per diluted share. These results compare to earnings of $8.2 million, or $0.15 per diluted share, achieved in the year-ago quarter, and previous guidance of approximately $0.30 per fully diluted share. Revenues for the quarter were $53.8 million, as compared to $18.7 million in the year-ago quarter.

     "Pixar is off to a strong start in 2004 with Finding Nemo's worldwide home video sales already surpassing Monsters, Inc." said Pixar CEO Steve Jobs. "We are close to finishing our next film, The Incredibles, due out this November and it's looking just like it sounds - incredible."

     The company will discuss its first quarter 2004 earnings results and fiscal year 2004 projections during the conference call to be held today, Thursday, May 6, 2004, at 2:00 p.m. (PDT). The call, hosted by Pixar's chairman and chief executive officer, Steve Jobs, and executive vice president and chief financial officer, Ann Mather, can be accessed by dialing 888-428-4480 (U.S.) or 651-291-5254 (Int'l) approximately 10 minutes prior to the start time. Additionally, a replay of the call will be available today from 6:00 p.m. (PDT) until Monday, May 10, 2004 at 9:00 p.m. (PDT). To access the replay, please call 800-475-6701 (U.S.) or 320-365-3844 (Int'l) and reference the reservation code: 727254.

     Pixar will also provide live audio streaming of its first quarter 2004 results conference call. The webcast will be accessible through Pixar's web site at http://www.pixar.com/investor/index.html.

     ABOUT PIXAR ANIMATION STUDIOS

     Pixar Animation Studios (Nasdaq: PIXR, www.pixar.com) combines creative and technical artistry to create original stories in the medium of computer animation. Pixar has created and produced five of the most successful and beloved animated films of our time: Academy Award(R)-winning Toy Story
     (1995); A Bug's Life (1998); Golden Globe-winner Toy Story 2 (1999); the Academy Award(R)-winning Monsters, Inc. (2001);
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     and the Academy Award(R)-winning Finding Nemo (2003), the highest-grossing animated film of all time. Pixar's five films have earned $2.6 billion at the worldwide box office to date. The Northern California studio's next two films are The Incredibles (November 5, 2004) and Cars (holiday 2005).

     This release contains forward-looking information regarding Pixar's targeted release dates for Pixar's future films and actual results may differ materially. Factors that could cause delays in the release of our films include, but are not limited to: (1) the uncertainties related to production delays; (2) financing requirements; (3) personnel availability;
     (4) external socioeconomic and political events; and (5) the release dates of competitive films. Please refer to Pixar's 2003 Form 10-K, particularly the sections on risks, for important factors that could cause actual results to differ.

                                       ###

     Note to Editors: Condensed Statements of Income and Balance Sheets to follow.
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PIXAR ANIMATION STUDIOS
CONDENSED STATEMENTS OF INCOME
(UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  QUARTER
                                                                   ENDED
                                                            ---------------------
                                                            APRIL 3,    MARCH 29,
                                                              2004         2003
                                                            -------      -------
REVENUE:
   Film                                                     $51,092      $16,375
   Software                                                   2,732        2,282
                                                            -------      -------

      Total revenue                                          53,824       18,657
                                                            -------      -------

COST OF REVENUE:
   Film                                                       5,903        2,930
   Software                                                       1           20
                                                            -------      -------

      Total cost of revenue                                   5,904        2,950
                                                            -------      -------

      Gross profit                                           47,920       15,707
                                                            -------      -------

OPERATING EXPENSES:
   Research and development                                   3,398        2,321
   Sales and marketing                                          372          388
   General and administrative                                 3,076        2,385
                                                            -------      -------

      Total operating expenses                                6,846        5,094
                                                            -------      -------

Income from operations                                       41,074       10,613

   Other income, net                                          2,896        2,904
                                                            -------      -------

Income before income taxes                                   43,970       13,517

   Income tax expense                                        17,228        5,339
                                                            -------      -------

NET INCOME                                                  $26,742      $ 8,178
                                                            =======      =======


Basic net income per share                                  $  0.48      $  0.15

Diluted net income per share                                $  0.46      $  0.15

Shares used in computing basic net income per share          55,791       53,046

Shares used in computing diluted net income per share        58,607       56,161

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PIXAR ANIMATION STUDIOS
CONDENSED BALANCE SHEETS
(UNAUDITED, IN THOUSANDS)

                                                     APRIL 3,         JANUARY 3,
                                                       2004              2004
                                                   -----------       -----------
ASSETS

Cash and investments                               $   541,906       $   521,923
Receivables, net                                       202,543           203,794
Prepaid expenses and other assets                        2,349             1,047
Deferred income taxes                                   51,738            51,496
Property and equipment, net                            115,161           115,026
Capitalized film production costs                      115,992           107,667
                                                   -----------       -----------

      Total assets                                 $ 1,029,689       $ 1,000,953
                                                   ===========       ===========



LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
   Accounts payable                                $     2,310       $     1,803
   Accrued liabilities                                  11,679            13,007
   Income taxes payable                                 11,579            37,595
   Unearned revenue                                      6,142             8,038
                                                   -----------       -----------


      Total liabilities                                 31,710            60,443
                                                   -----------       -----------


Shareholders' equity:
   Common stock                                        578,102           546,999
   Accumulated other comprehensive income (loss)           (62)              314
   Retained earnings                                   419,939           393,197
                                                   -----------       -----------
         Total shareholders' equity                    997,979           940,510
                                                   -----------       -----------

 Total liabilities and shareholders' equity        $ 1,029,689       $ 1,000,953
                                                   ===========       ===========